UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2007 (July 24, 2007)

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 24, 2007 (the “Closing Date”), all of the outstanding common stock of The ServiceMaster Company (“ServiceMaster” or the “Company”) was acquired (the “Acquisition”) by an indirect wholly-owned subsidiary of ServiceMaster Global Holdings, Inc. (formerly known as CDRSVM Topco, Inc., “Holdings”), pursuant to the Agreement and Plan of Merger, dated as of March 18, 2007 (the “Merger Agreement”), among Holdings, CDRSVM Acquisition Co., Inc. (“Acquisition Co.”) and ServiceMaster.  Holdings was formed by a private investment fund managed by Clayton, Dubilier & Rice, Inc. (“CD&R”).

In connection with the Acquisition, Acquisition Co. was merged (the “Merger”) with and into ServiceMaster, with ServiceMaster as the surviving corporation.  Upon the consummation of the Merger, each issued and outstanding share of ServiceMaster common stock, other than shares held by the Company or Holdings or its subsidiaries and shares held by stockholders who validly perfected their appraisal rights under Delaware law, was converted into the right to receive $15.625 in cash (the “Merger Consideration”).

Equity contributions totaling $1,431.1 million from the Equity Sponsors (as defined below), together with (i) borrowings under a new $1,150 million unsecured senior interim loan facility (the “Interim Loan Facility”), (ii) borrowings under a new $2,650 million senior secured term loan facility, and (iii) cash on hand at ServiceMaster, were used, among other things, to finance the aggregate Merger Consideration, to make payments in satisfaction of other equity-based interests in ServiceMaster under the Merger Agreement, to make certain payments with respect to synthetic lease facilities, to settle existing interest rate swaps, to redeem or provide for the repayment of certain of the Company’s existing indebtedness and to pay related transaction fees and expenses.  In addition, letters of credit issued under a new $150 million pre-funded letter of credit facility (together with the senior secured term loan facility, the “Term Facilities”) were used to replace and/or secure letters of credit previously issued under a ServiceMaster credit facility that was terminated as of the Closing Date.  On the Closing Date, the Company also entered into, but did not draw under, a new $500 million senior secured revolving credit facility (the “Revolving Credit Facility”).

In connection with the Acquisition, the Merger and the related transactions (the “Transactions”), ServiceMaster refinanced certain of its existing indebtedness, including ServiceMaster’s 7.875% notes due August 15, 2009 (the “2009 Notes”). On the Closing Date, the 2009 Notes were called for redemption on August 29, 2007.

Item 1.01.  Entry into a Material Definitive Agreement

Term Facilities

On the Closing Date, in connection with the completion of the Merger, Acquisition Co. (the rights and obligations of which have been assumed by the Company in connection with the Merger) entered into a Credit Agreement, dated July 24, 2007 (the “Term Loan Credit Agreement”), with Citibank, N.A., as administrative agent, collateral agent and letter of credit facility issuing bank, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as syndication agent, providing for the Term Facilities.

The Term Facilities consist of (1) a senior term loan facility providing for term loans (the “Term Loans”) in an aggregate principal amount of $2,650 million, $240 million of which may be borrowed on a delayed draw basis until October 2007 to repay at maturity ServiceMaster’s 6.95% notes due August 15, 2007 and to redeem the 2009 Notes, and (2) a pre-funded synthetic letter of credit facility in an aggregate principal amount of $150 million.

Maturity; Prepayment

The Term Facilities will mature on July 24, 2014. The Term Loans will amortize in quarterly installments of one percent of the original principal amount thereof (as such amount may be increased by any delayed draw term loans) per annum until the maturity date.

Subject to certain exceptions, the Term Loans will be subject to mandatory prepayment in an amount equal to:

•       100% of the net proceeds of (1) certain asset sales, and (2) certain debt offerings; and

•       50% of annual excess cash flow for any fiscal year, such percentage to decrease to 25% or 0% depending on the attainment of certain leverage ratio targets.

Guarantee; Security

ServiceMaster is the borrower under the Term Facilities. The direct parent of ServiceMaster and each direct and indirect domestic subsidiary of ServiceMaster (other than any subsidiary that is a foreign subsidiary holding company, a subsidiary of a foreign subsidiary, an unrestricted subsidiary, any subsidiary below a certain materiality threshold, a receivables financing subsidiary, or a subsidiary subject to regulation as an insurance, home warranty, service contract or similar company (or any subsidiary thereof)) will guarantee ServiceMaster’s payment obligations under the Term Facilities.  The Term Facilities and the guarantees thereof are secured pursuant to a guarantee and collateral agreement, dated as of July 24, 2007 (the “Term Loan Guarantee and Collateral Agreement”), made by ServiceMaster and other Granting Parties (as defined therein), in favor of the term loan administrative agent and term loan collateral agent, by (i) all of the capital stock of ServiceMaster, all capital stock of all domestic subsidiaries owned by ServiceMaster and the guarantors, (ii) 65% of the capital stock of any non-U.S. subsidiary held directly by ServiceMaster or any guarantor (it being understood that a foreign subsidiary holding company will be deemed a non-U.S. subsidiary) and (iii) substantially all other tangible and intangible assets owned by ServiceMaster and each guarantor, in each case to the extent permitted by applicable law and subject to certain exceptions, including but not limited to exceptions for capital stock, indebtedness or other obligations of any subsidiary, real estate or any other property or assets to the extent that granting a security interest therein would require that any notes issued under the Company’s existing indenture dated as of August 15, 1997, as amended or supplemented to date, be secured.  The Term Facilities will not be secured by any assets of a subsidiary subject to regulation as an insurance, home warranty, service contract or similar company (or any subsidiary thereof), including but not limited to trademarks, other intellectual property, receivables and franchise loans owned by any such subsidiary.  In addition, on the Closing Date, ServiceMaster Consumer Services Limited Partnership (the “Pledgor”) and the Company entered into a Security Agreement, dated as of July 24, 2007 (the “Term Loan Security Agreement”), in favor of the term loan administrative agent and collateral agent, pursuant to which the Pledgor granted to the term loan collateral agent, a security interest in a promissory note, made by The Terminix International Company Limited Partnership in favor of the Pledgor, subject to the limitations provided for in the Term Loan Security Agreement.  The Term Facilities are secured on a pari passu basis with the security interests created in the same collateral securing the Revolving Credit Facility.

Interest

The interest rates applicable to the loans under the Term Facilities are based on a fluctuating rate of interest measured by reference to either, at ServiceMaster’s option, (i) an adjusted London inter-bank offered rate (adjusted for maximum reserves), plus a borrowing margin, or (ii) an alternate base rate, plus a borrowing margin.  The borrowing margin, in each case, will be adjusted from time to time based on the Consolidated Secured Leverage Ratio (as defined in the Term Loan Credit Agreement) for the previous fiscal quarter.  Overdue amounts will bear interest at a rate that is 2% higher than the rate otherwise applicable.

Fees

Customary fees are payable in respect of the Term Facilities, including an underwriting fee.

Covenants

The Term Facilities contain a number of negative covenants that, among other things, limit or restrict the ability of ServiceMaster and its material restricted subsidiaries to incur other indebtedness (including guarantees of other indebtedness); pay dividends or make other restricted payments, including investments; prepay or amend the terms of other indebtedness; enter into certain types of transactions with affiliates; sell certain assets, or, in the case of ServiceMaster, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; create liens; and enter into agreements restricting dividends or other distributions by subsidiaries to ServiceMaster.

The Term Facilities also contain certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Term Facilities provide for customary events of default, including non-payment of principal, interest or fees, violation of covenants, material inaccuracy of representations or warranties, specified cross payment default and cross acceleration to other material indebtedness, certain bankruptcy events, certain ERISA events, material invalidity of guarantees or security interests, material judgments and change of control.

Term Loan Amendment Agreement

The parties to the Term Loan Credit Agreement have entered into an Amendment Letter (the “Term Loan Amendment Letter”) that permits the Term Facilities to be restructured in certain respects as further described therein.

Copies of the Term Loan Credit Agreement, Term Loan Assumption Agreement, Term Loan Guarantee and Collateral Agreement, Term Loan Security Agreement and the Term Loan Amendment Letter are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated herein by reference.  The foregoing descriptions of the Term Loan Credit Agreement, Term Loan Assumption Agreement, Term Loan Guarantee and Collateral Agreement, Term Loan Security Agreement and the Term Loan Amendment Letter, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Revolving Credit Facility

On the Closing Date, in connection with the completion of the Merger, ServiceMaster entered into a Credit Agreement, dated July 24, 2007 (the “Revolving Credit Agreement”), with the several lenders named as party thereto, Citibank, N.A., as administrative agent, collateral agent and issuing bank and JPMorgan Chase Bank, N.A., as syndication agent, providing for the Revolving Credit Facility.  The Revolving Credit Facility provides for senior secured revolving loans and stand-by and other letters of credit of up to a maximum aggregate principal amount of $500 million.  There were no amounts outstanding under the Revolving Credit Facility on the Closing Date.

Maturity; Prepayments

The final maturity date of the Revolving Credit Facility is July 24, 2013. The Revolving Credit Facility is not subject to mandatory prepayment.

Guarantees; Security

ServiceMaster, TruGreen Limited Partnership and The Terminix International Company Limited Partnership are borrowers under the Revolving Credit Facility.  The direct parent of each domestic borrower and each domestic subsidiary of ServiceMaster (other than any foreign subsidiary holding company, a subsidiary that is a subsidiary of a foreign subsidiary, an unrestricted subsidiary, any subsidiary below a certain materiality threshold, a receivables financing subsidiary, or a subsidiary subject to regulation as an insurance, home warranty, service contract or similar company (or any subsidiary thereof)) will guarantee the domestic borrowers’

obligations under the Revolving Credit Facility.  The Revolving Credit Facility and the guarantees thereof are secured by the same collateral securing the Term Facilities, on a pari passu basis with the security interests created in the same collateral securing the Term Facilities pursuant to a guarantee and collateral agreement, dated as of July 24, 2007 (the “Revolving Guarantee and Collateral Agreement”), made by the Company and the other Granting Parties (as defined therein), in favor of the revolving loan collateral agent and administrative agent and a security agreement, dated as of July 24, 2007 (the “Revolving Security Agreement”), by the Company and ServiceMaster Consumer Services Limited Partnership, in favor of the revolving loan collateral agent and administrative agent.

Interest

The interest rates applicable to the loans under the Revolving Credit Facility will be based on a fluctuating rate of interest measured by reference to either, at the borrower’s option, (1) an adjusted London inter-bank offered rate (adjusted for maximum reserves), plus a borrowing margin, or (2) an alternate base rate, plus a borrowing margin.  The borrowing margin, in each case, will be adjusted from time to time based on the Consolidated Secured Leverage Ratio (as defined in the Revolving Credit Agreement) for the previous fiscal quarter.  Overdue amounts will bear interest at a rate of 2% higher than the rate otherwise applicable.

Fees

Customary fees are payable in respect of the Revolving Credit Facility, including an underwriting fee and a commitment fee on the unutilized portion thereof.

Covenants

The Revolving Credit Facility contains a number of negative covenants that, among other things, limit or restrict the ability of ServiceMaster and its material restricted subsidiaries to incur other indebtedness (including guarantees of other indebtedness); pay dividends or make other restricted payments, including investments; prepay or amend the terms of other indebtedness; enter into certain types of transactions with affiliates; sell certain assets, or, in the case of ServiceMaster, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; create liens; enter into agreements restricting the ability to grant liens in favor of the lenders; and change lines of business or, in the case of ServiceMaster, its fiscal year.

The Revolving Credit Facility also contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Revolving Credit Facility provides for customary events of default, including non-payment of principal, interest or fees, violation of covenants, material inaccuracy of representations or warranties, specified cross default and cross acceleration to other material indebtedness, certain bankruptcy events, certain ERISA events, material invalidity of guarantees or security interest, material judgments and change of control.

Copies of the Revolving Credit Agreement, Revolving Guarantee and Collateral Agreement and the Revolving Security Agreement are attached as Exhibits 10.6, 10.7 and 10.8 hereto and incorporated herein by reference.  The foregoing descriptions of the Revolving Credit Agreement, Revolving Guarantee and Collateral Agreement and Revolving Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Intercreditor Agreement

On the Closing Date, the agents under the Term Facilities and the Revolving Credit Facility entered into the Intercreditor Agreement, dated as of July 24, 2007 (the “Intercreditor Agreement”), between Citibank, N.A., as administrative agent and collateral agent under the Revolving Credit Agreement, and Citibank, N.A., as administrative agent and collateral agent under the Term Loan Credit Agreement.  The Intercreditor Agreement provides for certain arrangements governing the rights and obligations as secured parties of the respective creditors under the Term Facilities and Revolving Credit Facility, as well as certain additional creditors that may in the future be designated by ServiceMaster.

A copy of the Intercreditor Agreement is attached as Exhibit 10.15 hereto and incorporated herein by reference.  The foregoing description of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

Interim Credit Facility

On the Closing Date, in connection with the completion of the Merger, Acquisition Co. entered into a Credit Agreement, dated July 24, 2007 (the “Interim Loan Credit Agreement”), with the several lenders named as party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citigroup Global Markets Inc., as syndication agent, providing for the Interim Loan Facility.  The rights and obligations of Acquisition Co. under the Interim Loan Facility were assumed by ServiceMaster pursuant to an Assumption Agreement, dated as of July 24, 2007 (“Interim Assumption Agreement”), between Acquisition Co. and ServiceMaster.

Maturity; Prepayment

The Interim Loan Facility will mature on July 24, 2008.  Subject to certain exceptions, the Interim Loan Facility will be subject to mandatory prepayment in an amount equal to the net proceeds of (1) certain asset sales, (2) certain debt incurrences, (3) certain offerings of preferred stock or debt securities, and (4) certain public offerings of capital stock.

Outstanding amounts under the Interim Loan Facility loans will be required to be repaid in full on the maturity date; provided, however, that (x) if ServiceMaster has failed to raise permanent financing to refinance the Interim Loan Facility loans before the maturity date or (y) at the election of the Company following the completion of a standard high yield roadshow after which no senior notes to refinance in whole or part the Interim Loan Facility loans were issued, the Interim Loan Facility loans shall be converted into up to an aggregate principal amount of 10.75%/11.50% senior toggle notes due 2015 (“Permanent Notes”) equal to the aggregate principal amount of the then-outstanding Interim Loan Facility loans.  The Permanent Notes would be issued pursuant to a refinancing indenture substantially in the form attached as an exhibit to the Interim Loan Credit Agreement.  In connection with the issuance of Permanent Notes, ServiceMaster would enter into a registration rights agreement to be dated the date of the issuance of the Permanent Notes, substantially in the form of an exhibit to the Interim Loan Credit Agreement, pursuant to which ServiceMaster will be required to file a shelf registration statement (or, at ServiceMaster’s option, an exchange offer registration statement) with respect to the Permanent Notes.

Guarantee

ServiceMaster is the borrower under the Interim Loan Facility.  Pursuant to a Guarantee Agreement, dated as of July 24, 2007 (the “Interim Loan Guarantee Agreement”), made by certain subsidiaries of ServiceMaster (as identified therein), in favor of the interim loan administrative agent, the loans under the Interim Loan Facility will be guaranteed on a senior unsecured basis by the subsidiaries of ServiceMaster that are party thereto.  In addition, ServiceMaster has agreed to cause each of its direct and indirect domestic restricted subsidiaries that (x)

guarantees all or a portion of the indebtedness of ServiceMaster or any subsidiary guarantor under any credit facility and is a wholly-owned subsidiary or (y) guarantees any capital market securities of ServiceMaster or any subsidiary guarantor, to become a guarantor under the Interim Loan Guarantee Agreement.

Interest

ServiceMaster may, at its option, elect to pay interest on the Interim Loan Facility entirely in cash (“Cash Interest”), entirely by increasing the principal amount of the outstanding loans (“PIK Interest”), or 50% as Cash Interest and 50% as PIK Interest. Interest for the first interest period will be payable entirely as Cash Interest.

The interest rates applicable to the loans under the Interim Loan Facility will be based on a fluctuating rate of interest measured by reference to an adjusted London inter-bank offered rate (adjusted for maximum reserves), plus a borrowing margin and, in the case of PIK Interest, an additional PIK margin.  Overdue amounts will bear interest at a rate that is 2% higher than the rate otherwise applicable.  If the borrowings under the Interim Loan Facility are not repaid in whole within the six-month period following the Closing Date, the borrowing margin will increase by 0.50% per annum at the end of such six-month period and shall increase by an additional 0.50% per annum at the end of each three-month period thereafter until, but excluding, the maturity date, provided, however, that such interest rate shall not exceed 10.75% in the case of Cash Interest or 11.50% in the case of PIK Interest.

Fees

Customary fees are payable in respect of the Interim Loan Facility, including a fee upon the conversion of the loans into Permanent Notes.

Covenants

The Interim Loan Facility contain a number of negative covenants that, among other things, limit or restrict the ability of ServiceMaster and its restricted subsidiaries to incur additional indebtedness (including guarantees of other indebtedness); pay dividends or make other restricted payments, including investments; prepay or amend the terms of notes; enter into certain types of transactions with affiliates; sell certain assets, or, in the case of ServiceMaster, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; create liens; and enter into agreements restricting dividends or other distributions by subsidiaries to ServiceMaster.

The Interim Loan Facility also contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Interim Loan Facility provides for customary events of default, including non-payment of principal, interest or fees, violation of covenants, specified cross payment default and cross acceleration to other material indebtedness, certain bankruptcy events, certain ERISA events, invalidity of guarantees, material judgments and change of control.

Copies of the Interim Loan Credit Agreement, Interim Assumption Agreement and Interim Loan Guarantee Agreement are attached as Exhibits 10.9, 10.10 and 10.11 hereto and incorporated herein by reference.  The foregoing descriptions of the Interim Loan Credit Agreement, Interim Assumption Agreement and Interim Loan Guarantee Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Transaction Fee Agreement

In connection with the Merger, ServiceMaster and Holdings entered into a transaction fee agreement, dated as of July 24, 2007 (as amended and restated from time to time, the “Transaction Fee Agreement”), with CD&R, Bank of America Capital Investors V, L.P., Citigroup Alternative Investments LLC and J.P. Morgan Ventures Corporation pursuant to which ServiceMaster paid to the Equity Sponsors (as defined below) party to that agreement, on a pro rata basis in accordance with the respective commitments by the Equity Sponsors to purchase the equity of Holdings, an aggregate fee of $55 million as consideration for their performance of transaction services in connection with the Merger and related financings.

A copy of the Transaction Fee Agreement is attached as Exhibit 10.12 hereto and incorporated herein by reference.  The foregoing description of the Transaction Fee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Fee Agreement.

Consulting Agreement

Upon completion of the Merger, ServiceMaster and Holdings entered into a Consulting Agreement with CD&R, dated July 24, 2007 (the “Consulting Agreement”), pursuant to which CD&R will provide Holdings and the Company with financial advisory and management consulting services.  Pursuant to the Consulting Agreement, ServiceMaster or Holdings will pay CD&R (i) an annual fee of $2 million for such services and (ii) a fee equal to 1.0% of the transaction value of certain types of transactions that Holdings or the Company complete, in each case, plus expenses and subject to Holdings’ board of directors unanimous approval of a higher amount.

A copy of the Consulting Agreement is attached as Exhibit 10.13 hereto and incorporated herein by reference.  The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement.

Indemnification Agreements

In connection with the Merger, ServiceMaster and Holdings entered into indemnification agreements with the Equity Sponsors, each dated July 24, 2007 (the “Indemnification Agreements”), pursuant to which ServiceMaster and Holdings agreed to indemnify the Equity Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of the Transactions, the performance of the Consulting Agreement and certain other claims and liabilities.

Copies of the Indemnification Agreements are attached as Exhibits 10.14(a) through 10.14(d) hereto and incorporated herein by reference.  The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements.

Item 1.02.  Termination of a Material Definitive Agreement

On July 24, 2007, in conjunction with the Transactions, the Company terminated its existing $500 million Credit Agreement, dated as of May 19, 2004 (as amended and restated from time to time, the “2004 Credit Agreement”), among The ServiceMaster Company, the lenders party thereto, JPMorgan Chase Bank and Bank of America, N.A., as syndication agents, SunTrust Bank, as administrative agent and U.S. Bank and Wachovia Bank, N.A., as documentation agents.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning ServiceMaster’s direct financial obligations is hereby incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders

The information contained in the Introductory Note regarding the right of holders of the Company’s common stock to receive the Merger Consideration and the information contained in Item 5.03 regarding the amendment and restatement of the Company’s Charter and by-laws is hereby incorporated by reference.

Item 5.01.  Changes in Control of Registrant

On July 24, 2007, ServiceMaster completed the Merger with Acquisition Co. and the other transactions contemplated by the Merger Agreement, which resulted in ServiceMaster becoming an indirect wholly-owned subsidiary of Holdings.  Pursuant to the Merger, ServiceMaster stockholders (other than stockholders who validly perfected their appraisal rights under Delaware law, and the Company and Holdings and its subsidiaries) are entitled to receive $15.625 in cash, without interest, for each share of ServiceMaster common stock that they own.  Upon the completion of the Merger, all of the outstanding capital stock of Holdings, the ultimate parent company of ServiceMaster, was owned by Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CDR SVM Co-Investor L.P., CD&R Parallel Fund VII, L.P., BAS Capital Funding Corporation, Banc of America Capital Investors V, L.P., Citigroup Capital Partners II 2007 Citigroup Investment, L.P., Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., CPE Co-Investment (ServiceMaster) LLC and J.P. Morgan Ventures Corporation (collectively, the “Equity Sponsors”).

Immediately prior to the Merger and in connection with the acquisition by the Equity Sponsors of their ownership interests in Holdings, the Equity Sponsors and Holdings entered into a stockholders agreement (the “Stockholders Agreement”) which contains, among other things, provisions relating to Holdings’ governance, stock transfer restrictions, tag along rights, drag along rights, preemptive rights and certain unanimous approval rights.  The Stockholders

Agreement also provides that the Equity Sponsors are entitled to elect (or cause to be elected) all of Holdings’ directors, which will include three designees of the Equity Sponsors associated with CD&R (each of whom shall be entitled to three votes on all matters submitted to the Holdings board of directors and one of whom shall serve as the chairman), one designee of BAS Capital Funding Corporation and one designee of the Equity Sponsors affiliated with Citigroup Inc., J. Patrick Spainhour (or, upon the approval of the board of directors with the prior written approval of the Clayton, Dubilier & Rice Fund VII, L.P., any successor to Mr. Spainhour in his capacity as the Chief Executive Officer) and a non-voting observer designated by J.P. Morgan Ventures Corporation.

The information contained in the Introductory Note and Item 1.01 concerning the change in control of ServiceMaster is hereby incorporated herein by reference.

On July 24, 2007, ServiceMaster issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon consummation of the Merger, each of Brian Griffiths, Sidney E. Harris, James D. McLennan, Coleman H. Peterson, Roberto R. Herencia, Louis J. Giuliano, Betty Jane Hess, Eileen A. Kamerick, J. Patrick Spainhour and David K. Wessner, ceased to be a director of ServiceMaster effective upon the Closing Date.  Mr. Spainhour will continue to serve as Chief Executive Officer of ServiceMaster.

Upon consummation of the Merger, pursuant to the Stockholders Agreement, each of the following was designated to serve on the board of directors of Holdings:  George W. Tamke, David H. Wasserman and Kenneth A. Giuriceo, each designees of the Equity Sponsors associated with CD&R; Darren Friedman, designee of Equity Sponsors affiliated with Citigroup Inc.; George Morgan, designee of BAS Capital Funding Corporation; and J. Patrick Spainhour.  Mr. Tamke serves as Chairman of the board of directors of Holdings.

Upon consummation of the Merger, each of the following was elected to ServiceMaster’s board of directors:  Kenneth A. Giuriceo and David H. Wasserman.

As a result of their respective positions with CD&R, one or more of Messrs. Giuriceo and Wasserman may be deemed to have an indirect material interest in the Consulting Agreement, the Transaction Fee Agreement and the Indemnification Agreement entered into by ServiceMaster and CD&R and as described in Item 1.01.  Accordingly the information set forth in Item 1.01 under the subheadings “Consulting Agreement” and “Transaction Fee Agreement” is incorporated by reference into this Item 5.02.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Closing Date, ServiceMaster amended and restated its Certificate of Incorporation (“Charter”) and by-laws in order to reduce the number of authorized shares under its Charter and to more closely conform the Charter and by-laws to the Charter and by-laws of Holdings, while maintaining the indemnification protections afforded to current and former directors of ServiceMaster.

Item 9.01. Financial Statements and Exhibits

(d)                            Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of July 24, 2007.

3.2	Amended and Restated Bylaws of the Company, effective as of July 24, 2007.

10.1

Term Loan Credit Agreement, dated as of July 24, 2007, among Acquisition Co., certain other Loan Parties (as defined therein), the lenders party thereto, and Citibank, N.A., as administrative agent (in such capacity, the “Term Loan Administrative Agent”) and collateral agent (in such capacity, the “Term Loan Collateral Agent”) and letter of credit facility issuing bank and JPMorgan Chase Bank, N.A., as syndication agent.

10.2	Term Loan Assumption Agreement, dated as of July 24, 2007, between Acquisition Co. and the Company.

10.3

Guarantee and Collateral Agreement, dated as of July 24, 2007, made by the Company and the other Granting Parties (as defined therein), in favor of the Term Loan Administrative Agent and the Term Loan Collateral Agent.

10.4

Security Agreement, dated as of July 24, 2007, made by the Company and ServiceMaster Consumer Services Limited Partnership, in favor of the Term Loan Collateral Agent and Term Loan Administrative Agent.

10.5

Term Loan Amendment Letter, dated as of July 30, 2007, among the Company, the Commitment Letter Lenders and Joint Lead Arrangers (each as defined therein) parties thereto, and the other parties thereto.

10.6

Revolving Credit Agreement, dated as of July 24, 2007, among the Company, certain other Loan Parties (as defined therein), the lenders party thereto, and Citibank, N.A., as administrative agent (in such capacity, the “Revolving Administrative Agent”), collateral agent (in such capacity, the “Revolving Collateral Agent”) and issuing bank and JPMorgan Chase Bank, N.A., as syndication agent.

10.7

Guarantee and Collateral Agreement, dated as of July 24, 2007, made by the Company and the other Granting Parties (as defined therein), in favor of the Revolving Collateral Agent and the Revolving Administrative Agent.

10.8

Security Agreement, dated as of July 24, 2007, made by the Company and ServiceMaster Consumer Services Limited Partnership, in favor of the Revolving Collateral Agent and Revolving Administrative Agent.

10.9

Senior Interim Loan Credit Agreement, dated as of July 24, 2007, among Acquisition Co., the several lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Interim Loan Administrative Agent”) and Citigroup Global Markets Inc., as syndication agent.

10.10	Senior Interim Loan Assumption Agreement, dated as of July 24, 2007, between Acquisition Co. and the Company.

10.11	Guarantee Agreement, dated as of July 24, 2007, made by the Subsidiary Parties (as defined therein), in favor of the Interim Loan Administrative Agent.

10.12

Transaction Fee Agreement, dated as of July 24, 2007, among the Company, Holdings, Clayton Dubilier & Rice, Inc., Bank of America Capital Investors V, L.P., Citigroup Alternative Investments LLC and J.P. Morgan Ventures Corporation.

10.13	Consulting Agreement, dated as of July 24, 2007, among the Company, Holdings, and Clayton Dubilier & Rice, Inc.

10.14(a)

Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and Clayton Dubilier & Rice, Inc., Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CDR SVM Co-Investor L.P. and CD&R Parallel Fund VII, L.P.

10.14(b)

Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and Banc of America Capital Investors V, L.P., BAS Capital Funding Corporation, BACSVM, L.P., Banc of America Strategic Investments Corporation, Banc of America Capital Management V, L.P., BACM I GP, LLC and BA Equity Co-Invest GP LLC.

10.14(c)

Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and Citigroup Capital Partners II 2007 Citigroup Investment, L.P., Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., CPE Co-Investment (ServiceMaster) LLC and Citigroup Private Equity LP.

10.14(d)	Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and J.P. Morgan Ventures Corporation.

10.15	Intercreditor Agreement, dated as of July 24, 2007, between the Revolving Administrative Agent and Revolving Collateral Agent and the Term Loan Administrative Agent and Term Loan Collateral Agent.

99.1	Press Release Announcing Closing of Transactions, dated July 24, 2007.

SIGNATURES

Pursuant the requirements of the Securities Exchange Act of 1934,as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2007	THE SERVICEMASTER COMPANY
	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of July 24, 2007.
3.2	Amended and Restated Bylaws of the Company, effective as of July 24, 2007.
10.1

Term Loan Credit Agreement, dated as of July 24, 2007, among Acquisition Co., certain other Loan Parties (as defined therein), the lenders party thereto, and Citibank, N.A., as administrative agent (in such capacity, the “Term Loan Administrative Agent”) and collateral agent (in such capacity, the “Term Loan Collateral Agent”) and letter of credit facility issuing bank and JPMorgan Chase Bank, N.A., as syndication agent.

10.2	Term Loan Assumption Agreement, dated as of July 24, 2007, between Acquisition Co. and the Company.
10.3

Guarantee and Collateral Agreement, dated as of July 24, 2007, made by the Company and the other Granting Parties (as defined therein), in favor of the Term Loan Administrative Agent and the Term Loan Collateral Agent.

10.4

Security Agreement, dated as of July 24, 2007, made by the Company and ServiceMaster Consumer Services Limited Partnership, in favor of the Term Loan Collateral Agent and Term Loan Administrative Agent.

10.5

Term Loan Amendment Letter, dated as of July 30, 2007, among the Company, the Commitment Letter Lenders and Joint Lead Arrangers (each as defined therein) parties thereto, and the other parties thereto.

10.6

Revolving Credit Agreement, dated as of July 24, 2007, among the Company, certain other Loan Parties (as defined therein), the lenders party thereto, and Citibank, N.A., as administrative agent (in such capacity, the “Revolving Administrative Agent”), collateral agent (in such capacity, the “Revolving Collateral Agent”) and issuing bank and JPMorgan Chase Bank, N.A., as syndication agent.

10.7

Guarantee and Collateral Agreement, dated as of July 24, 2007, made by the Company and the other Granting Parties (as defined therein), in favor of the Revolving Collateral Agent and the Revolving Administrative Agent.

10.8

Security Agreement, dated as of July 24, 2007, made by the Company and ServiceMaster Consumer Services Limited Partnership, in favor of the Revolving Collateral Agent and Revolving Administrative Agent.

10.9

Senior Interim Loan Credit Agreement, dated as of July 24, 2007, among Acquisition Co., the several lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Interim Loan Administrative Agent”) and Citigroup Global Markets Inc., as syndication agent.

10.10	Senior Interim Loan Assumption Agreement, dated as of July 24, 2007, between Acquisition Co. and the Company.
10.11	Guarantee Agreement, dated as of July 24, 2007, made by the Subsidiary Parties (as defined therein), in favor of the Interim Loan Administrative Agent.
10.12

Transaction Fee Agreement, dated as of July 24, 2007, among the Company, Holdings, Clayton Dubilier & Rice, Inc., Bank of America Capital Investors V, L.P., Citigroup Alternative Investments LLC and J.P. Morgan Ventures Corporation.

10.13	Consulting Agreement, dated as of July 24, 2007, among the Company, Holdings, and Clayton Dubilier & Rice, Inc.
10.14(a)

Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and Clayton Dubilier & Rice, Inc., Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CDR SVM Co-Investor L.P. and CD&R Paralel Fund VII, L.P.

10.14(b)

Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and Banc of America Capital Investors V, L.P., BAS Capital Funding Corporation, BACSVM, L.P., Banc of America Strategic Investments Corporation, Banc of America Capital Management V, L.P., BACM I GP, LLC and BA Equity Co-Invest GP LLC.

10.14(c)

Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and Citigroup Capital Partners II 2007 Citigroup Investment, L.P., Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., CPE Co-Investment (ServiceMaster) LLC and Citigroup Private Equity LP.

10.14(d)	Indemnification Agreement, dated as of July 24, 2007, among the Company and Holdings and J.P. Morgan Ventures Corporation.
10.15	Intercreditor Agreement, dated as of July 24, 2007, between the Revolving Administrative Agent and Revolving Collateral Agent and the Term Loan Administrative Agent and Term Loan Collateral Agent.
99.1	Press Release Announcing Closing of Transactions, dated July 24, 2007.